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EXHIBIT 99.1

Certification pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Form 10-Q of APCOA/Standard Parking, Inc. (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Wilhelm, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  1)
  the Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

  2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES A. WILHELM
Name:	James A. Wilhelm
Title:	Director, President and Chief Executive Officer
Date:	August 14, 2002

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EXHIBIT 99.1
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002